THE STEPHAN CO.

               1990 Key Employee Stock Incentive Plan
              As Amended, July 15, 1994, April 12, 1996,
               February 19, 1997 and September 1, 2000


Section 1.  Purpose; Definitions.

The purpose of The Stephan Co. 1990 Key Employee Stock Incentive Plan (the "Plan") is to enable The Stephan Co. to offer to its key employees and to key employees of its subsidiaries, long term performance-based stock and/or other equity interests in The Stephan Co., thereby enhancing its ability to attract, retain and reward such key employees, and to increase the mutuality of interests between those employees and the stockholders of The Stephan Co. The various types of long-term incentive awards which may be provided under the Plan will enable The Stephan Co. to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

For purposes of the Plan, the following terms shall be defined as set forth herein:

(a) "Board" means the Board of Directors of The Stephan Co.

(b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(c) "Committee" means the Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

(d) "Company" means The Stephan Co., a corporation organized under the laws of the State of Florida.

(e) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 hereof, at the end of a specified deferral period.

(f) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

(g) "Early Retirement" means retirement from active employment with the Company or any Subsidiary prior to age 65.


(h) "Fair Market Value", unless otherwise required by any ap-plicable provision of the Code or any regulations issued there-under, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

(i) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(j) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(k) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(l) "Other Stock-Based Award" means an award under Section 8 hereof that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(m)  "Plan" means this The Stephan Co. 1990 Key Employee Stock
Incentive Plan, as hereinafter amended from time to time.

(n) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 hereof, that is subject to restrictions under said Section 6.

(o)  "Retirement" means Normal Retirement or Early Retirement.

(p)  "Stock" means the Common Stock of the Company, par value
$.01 per share.

(q) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(w) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section
424(f) of the Code, or any successor thereto.

Section 2.  Administration.


The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect from time to time, or with the requirements of any other applicable law, rule or regulation.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4 hereof: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

            (i) to select the officers and other key employees of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

            (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible employees;

            (iii)  to determine the number of shares to be
covered by each award granted hereunder;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration, or forfeiture provisions, as the Committee shall determine);

            (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company or any Subsidiary outside of this Plan;

            (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the participant; and

            (vii) to substitute (A) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.


Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provi-sions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.

Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Plan participants.

Section 3.  Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 870,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares.

If any shares of Stock that have been optioned cease to be sub-ject to a Stock Option, or if any shares of Stock that are sub-ject to any Restricted Stock, Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award terminates without a payment being made to the participant in the form of cash and/or Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Section 4.  Eligibility.

Officers and other key employees of the Company or any Subsidiary (but excluding members of the Committee and any director who receives options under a directors' stock option plan) who are at the time of the grant of an award under this Plan employed by the Company or any Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Subsidiary, are eligible to granted Options and awards under the Plan. Eligibility under the Plan shall be determined by the Committee.


Section 5.  Stock Options.

(a)	Grant and Exercise.  Stock Options granted under the Plan
may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Committee may from time to time approve. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

(b)	Terms and Conditions.  Stock Options granted under the Plan
shall be subject to the following terms and conditions:

            (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code) of the Fair Market Value of the Stock at the time of grant.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date on which the Option is granted.


            (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Committee at or after the time of grant, no Stock Options shall be exercisable prior to the first anniversary date of the grant of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

            (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be (i) in cash; (ii) unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option; (iii) unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock; or (iv) any other form of consideration which has been approved by the Committee, including any approved cashless exercise mechanism (including, if so approved, by means of irrevocable broker's instruction letter and of the application of a specified portion of the shares of Stock issuable upon exercise of a Stock Option as payment of the exercise price therefor). Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised by payment of cash until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. The right to deliver in full or partial payment of the exercise price of a Stock Option any consideration other than cash shall be limited to such frequency and/or amount as the Committee shall determine in its sole and absolute discretion. Except as otherwise expressly provided in this Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Company or of a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the holder upon the exercise of the Option.

            (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.


            (vi)  Termination by Reason of Death.  Subject to
Section 5(b)(x) below, if an optionee's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Committee shall specify at the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.


             (viii)  Termination by Reason of Retirement.
Subject to Section 5(b)(x) below, if an optionee's employment by the Company or a Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary terminates by reason of Early Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of one (1) year (or such longer period as the Committee may specify at the time of grant, but in no event more than three (3) years) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter.

            (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at the time of grant, if an optionee's employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or a Subsidiary without cause, such Stock Option may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

            (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiary corporations, as defined in Sections 424(e) and (f) of the Code) shall not exceed $100,000.

            (xi)  Buyout and Settlement Provisions.  The
Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

            (xii)  Stock Option Agreement.  Each grant of a
Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.  Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:


            (i) Issuance; Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Stock agreement. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.


            (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
(D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in the following clause (iv) or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

            (iii) Expiration of Restriction Period. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in the following clause (iv), and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

            (iv)  Restricted Stock Agreement.  Each Restricted
Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.  Deferred Stock.

            (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of the awards.

The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

            (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

            (i) Transferability. Subject to the provisions of this Plan and the award agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.


            (ii) Dividends. As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

            (iii) Termination of Employment. Subject to the provisions of the award agreement and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

            (iv) Modification by Committee. The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

            (v) Waiver of Deferral Limitations. In the event of hardship or other special circumstances of a participant whose employment with the Company or any Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the award agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

            (vi) Request for Modification. A participant may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

            (vii)  Deferred Stock Agreement.  Each Deferred
Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.  Other Stock-Based Awards.

(a) Grant and Exercise. Other Stock-Based Awards which may include performance shares, and shares valued by reference to the performance of the Company or any subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock.


The Committee shall determine the eligible persons to whom and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

            (i) Transferability. Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

            (ii)  Dividends.  The recipient of an Other
Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

            (iii)  Vesting.  Any Other Stock-Based Award and any
Stock covered by an Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee.

            (iv)  Disability; Death.  In the event of a
participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

            (v)  Other Stock-Based Award Agreement.  Each Other
Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9.  Change in Control Provisions.

(a) A "Change of Control" shall be deemed to have occurred on the tenth day after:


            (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

            (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Act for any class of the Company's capital stock; or

            (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation, pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

(b) In the event of a "Change of Control" as defined in sub-section (a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this
Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a "Change of Control":

            (i) all outstanding Stock Options, which have been outstanding for at least six months, shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

            (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based awards granted under the Plan shall lapse.

Section 10.  Amendments and Termination.


The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if (a) it increases the aggregate number of shares of Stock which are available pursuant to the Plan, (except as provided in Section 3 above) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, as in effect from time to time, or with the requirements of any other
applicable law, rule or regulation.   The Committee may amend
the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

Section 11.  Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any pay-ments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 12.  General Provisions.

(a) Investment Representations; Legend. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restric-tions as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

(b) Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or ap-plicable only in specific cases.


(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

(d) Payment of Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

(e) Applicable Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions).

(f) Compensation. Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

(g) Leave of Absence; Change of Employment. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Subsidiary.

(h) Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.


(i) Securities Laws. The obligations of the Company with re-spect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registra-tion statement under the Securities Act of 1933, as amended, and
(ii) the rules and regulations of any securities exchange on which the Stock may be listed.

(j) Conflict of Plan with Certain Laws. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regu-lation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision re-quired to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k) Termination for Failure to Execute Agreement. The Committee may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the participant for his or her execution.

Section 13.  Effective Date of Plan.

The Plan shall be effective as of April 16, 1990, subject to the approval of the Plan by the holders of the Company's Stock at a meeting of stockholders held within one year after the effective date. Any grants of Stock Options or awards under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no Stock Options may be exercised, and no awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards shall vest or otherwise become free of restrictions, prior to such approval).

Section 14.  Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after April 16, 2010 (as approved by the stockholders of the Company on September 1, 2000), but awards granted prior to such tenth anniversary may extend beyond that date.

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